Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the S&P 500 Index, the Russell 3000 Growth Index and the NASDAQ Composite Index
TANAKA Growth Fund, Class R
S&P 500 Index
NASDAQ Composite Index
Russell 3000 Growth Index
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Inception
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Date

R-SHARE PERFORMANCE

	One Year Total Return	Three Year Average Annual Return	Five Year Average Annual Return	Total Average Annual Return Since Inception
	6-30-05 to 6-30-06	6-30-03 to 6-30-06	6-30-01 to 6-30-06	12-29-98 to 6-30-06
R-Share	3.59%	10.68%	0.76%	2.92%
Russell 3000 Growth	6.84%	8.95%	-0.43%	-1.67%
NASDAQ Composite	5.60%	10.20%	0.10%	0.03%
S&P 500	8.62%	11.18%	2.48%	1.85%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through June 30, 2006.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other infromation about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.